Exhibit 10.9


                     Raw Material Purchase / Sales Contract

                                                                 Date: 2006-7-19
                                                           contract no.:20060711
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Brand name     description   unit    quantity   Unit price      amount

-------------- ------------- ------- ---------- --------------- ----------------
Suppression
fluid                         ml      13.80      110000          1518000
-------------- ------------- ------- ---------- --------------- ----------------
Total amount                                                    RMB1518000
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1. Term of quality guarantee:

2. Way of payment: prepaid.

3. Way of delivery and fees charged: supplier in charge.

4. The package is satisfied the standard.

5. The quality is satisfied the standard, attach the quality inspection certificate.

6. Inspection of goods:

7. Validity of the contract :

8. Other arguments: by negotiation

9. The contract is valid at the time of signature and stamp.






Hainan Xinxin Biology & Hainan Helpson Medicine and Bio-Technology Co. Ltd.